Stein Roe Advisor Mutual Funds

Annual Report
 Sept. 30, 1997

Growth and Income Funds

           Stein Roe Advisor Growth & Income Fund

Contents




Performance................................................................. 1
   How the Stein Roe Advisor Growth & Income Fund has done over time

Q&A......................................................................... 2
   Interview with the portfolio manager and a summary of investment activity

Investments................................................................. 4
   A complete list of investments with market values

Financial Statements........................................................ 7
   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements............................................... 12

Financial Highlights........................................................ 16
   Selected per-share data

Report of Independent Public Accountants.................................... 18

Fund Performance*



There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

                          Average Annual Total Returns


                                       Periods ended Sept. 30, 1997

                                      PAST 1   PAST 3    PAST 5   PAST 10
                                        YEAR    YEARS     YEARS     YEARS


ADVISOR GROWTH & INCOME FUND          30.55%   24.50%    18.71%    13.38%
S&P 500                               40.43    29.89     20.75     14.73


Investment Comparison
COMPARISON of change in value of a $10,000 investment.


                     Advisor Growth
  Date               & Income Fund         S&P 500
  9/30/87            10000                 10000
  9/30/88             8588                  8761
  9/30/89            11191                 11648
  9/30/90            10577                 10571
  9/30/91            13095                 13858
  9/30/92            14892                 15389
  9/30/93            17525                 17384
  9/30/94            18186                 18024
  9/30/95            21972                 23378
  9/30/96            26885                 28129
  9/30/97            35098                 39500

* Historical performance for class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Growth & Income Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Historical performance as restated does not represent Advisor Growth & Income Fund's future performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment.

Fund Data



   Investment Objective:
   Seeks capital growth by investing primarily in a diversified portfolio of common stocks, convertible securities and other equity-type investments issued by well-established companies. In an effort to limit volatility, the portfolio will normally emphasize investments in the equity securities of companies with market capitalizations greater than $1 billion. The Fund is designed to provide more dividend income than a portfolio focused exclusively on growth.

Q&A

AN INTERVIEW WITH DAN CANTOR, PORTFOLIO MANAGER OF STEIN ROE ADVISOR GROWTH & INCOME FUND

Q:  HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

A: On an absolute basis, the Fund performed very well, posting a total return of
30.55 percent for the year ended Sept. 30, 1997. On a relative basis, however, we didn't perform as well as the Lipper peer group, which posted a median return of 35.76 percent.

Q: HOW DO YOU INTERPRET YOUR RESULTS?

A: Although the performance of the equity portion of our portfolio was excellent, we believe we underperformed our benchmark for two key reasons. First of all, the Fund had a terrific year last year, returning more than 4 percent above the Lipper peer group. As the Fund's objective is long-term growth and we are positioned to hold stocks for the long term, we saw certain holdings take a natural breather after that above-average period of growth. During this past year, when the bull market continued, certain of our holdings didn't appreciate at the same pace, dampening returns.

More significantly, a large amount of cash poured into the Fund this year as a result of favorable press. We found it challenging to keep the Fund fully invested, as would be the ideal situation in a rapidly rising market. Because the Fund's objective is long-term growth, we think it is also helpful to discuss the Fund's long-term performance. For the three-year period ended Sept. 30, 1997, the Fund returned 24.50 percent, just under the 25.46 percent return of the peer group for the same period.

Q:  HOW DID THAT LARGE INFLOW OF CASH AFFECT THE FUND'S INVESTMENT STRATEGY?

A: We held approximately 13 percent of the Fund's total net assets in cash (net of S&P 500 futures) throughout the year while looking for growth opportunities at an attractive price. Unfortunately, with stock prices steadily increasing throughout the year, we had a difficult time finding those opportunities. We have a commitment to strong risk management. We believe that investing in a way that would deviate from our risk tolerance profile in order to fully invest cash would not serve our shareholders well were the economic climate to change. We were able to finish the year with a net cash position of about 10 percent. We will strive to be fully invested during the next year, but we won't stretch our valuation parameters or make hasty investment decisions merely to redeploy cash.

Q.  WHAT STOCKS FARED WELL THIS YEAR?

A: Our largest holding, Warner-Lambert (2.9 percent of total net assets), posted significant gains on the phenomenal success of two new drugs -- a diabetes drug and a cholesterol-reducing drug. These two drugs have gained tremendous market share in a short period of time. Another of our largest holdings, Kansas City Southern, a holding company (1.8 percent of total net assets), was a very strong performer during the year. The company is in the process of separating its rail lines from its financial services businesses, highlighting the value of its financial services arm. Other holdings in the financial sector also did well.

Q.  HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE ADVANTAGE OF CURRENT
CONDITIONS?

A: Although we believe the U.S. economy is positioned for continued growth, we need to continue to invest prudently. Some companies' stock valuations look stretched to us. On the other hand, we have increased the portfolio's exposure to financial services and health care. We are also adding investments in select cyclical stocks such as rails and airlines, where we have identified individual issues that we believe have good long term growth potential.

For example, we bought Continental Airlines (1.7 percent of total net assets) because we believe the company has tremendous earnings potential given a recovering industry environment and its dominance in key strategic hubs. In fact, since we added to our position in this past quarter, the stock has appreciated sharply as other investors are realizing the company's competitive position and attractive valuation.

As 1998 begins, we will continue to look for companies that meet our investment criteria. We will persist in our efforts to research individual issues using a bottom-up fundamental research approach and using appropriate valuation measures.

The advisor currently limits expenses on class K shares to 1.40 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent this limit, total return would be less.

Historical performance for class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Growth & Income Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Historical performance as restated does not represent Advisor Growth & Income Fund's future performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and 10-year periods ended Sept. 30, 1997, were 35.76 percent, 18.66 percent and 13.17 percent, respectively.

Holdings are disclosed as a percentage of SR&F Growth & Income Portfolio's total net assets.

SR&F Growth & Income Portfolio
-------------------------------------------------------------------------------
Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            Number       Market
COMMON STOCKS (83.3%)                                    of Shares        Value
-------------------------------------------------------------------------------
AEROSPACE (1.9%)
The Boeing Company...................................      119,600      $ 6,511

AIRLINES (1.7%)
*Continental Airlines, Inc. Class B..................      145,000        5,709

AUTO/TRUCK PARTS & EQUIPMENT (2.0%)
*Lear Corporation....................................      135,000        6,649

BANKS (9.3%)
Bankers Trust Company................................       70,000        8,575
Chase Manhattan Corporation..........................       64,400        7,599
Citicorp.............................................       60,616        8,118
Republic New York Corporation........................       25,000        2,841
Wells Fargo & Company................................       15,666        4,308
                                                                        -------
                                                                         31,441
BROADCASTING & COMMUNICATIONS (0.9%)
The Interpublic Group of Companies, Inc..............       60,600        3,110

COMPUTERS (2.9%)
International Business Machines Corp. ...............       65,000        6,886
*Compaq Computer.....................................       37,500        2,803
                                                                        -------
                                                                          9,689
CONSTRUCTION (1.0%)
Fluor Corp. .........................................       61,300        3,287

CONSUMER-RELATED (4.2%)
The Gillette Company.................................       72,200        6,232
Nike, Inc. Class B...................................       28,000        1,484
The Procter & Gamble Co. ............................       96,000        6,630
                                                                        -------
                                                                         14,346
DISTRIBUTION (4.2%)
Wal-Mart Stores, Inc.................................      170,000        6,226
Walgreen Co. ........................................      310,000        7,944
                                                                        -------
                                                                         14,170
DRUGS (3.5%)
SmithKline Beecham Plc. ADRs.........................       40,000        1,955
Warner-Lambert.......................................       73,000        9,850
                                                                        -------
                                                                         11,805
ELECTRICAL EQUIPMENT (3.8%)
Emerson Electric Co. ................................      104,000        5,993
Hubbell Incorporated, Class B........................      150,400        6,956
                                                                        -------
                                                                         12,949
ENERGY (3.7%)
Amoco Corporation....................................       36,500        3,518
British Petroleum Company Plc ADRs...................       73,104        6,639
Enron Corp. .........................................       62,500        2,406
                                                                        -------
                                                                         12,563
ENTERTAINMENT (0.5%)
The Walt Disney Co. .................................       22,035        1,777

4

SR&F Growth & Income Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
FINANCIAL SERVICES (6.3%)
American Express Co. ................................      109,000      $ 8,924
Federal National Mortgage Association................      161,000        7,567
Nationwide Financial Services, Inc...................       37,000        1,031
Washington Mutual, Inc...............................       52,000        3,627
                                                                        -------
                                                                         21,149
FOOD, BEVERAGE & TOBACCO (5.5%)
PepsiCo, Inc. .......................................      160,000        6,490
Phillip Morris Companies.............................      198,000        8,229
Sara Lee Corporation.................................       72,000        3,708
                                                                        -------
                                                                         18,427
HEALTH CARE (5.8%)
Abbott Laboratories..................................       58,500        3,739
Baxter International Inc. ...........................      160,000        8,360
Bristol-Myers Squibb Co..............................       70,000        5,793
Roche Holdings Ltd. .................................          200        1,777
                                                                        -------
                                                                         19,669
HOTELS (1.5%)
*Circus Circus Enterprises...........................       40,000        1,008
*HFS Inc.............................................       55,000        4,094
                                                                        -------
                                                                          5,102
MEDIA (0.8%)
Tribune Company......................................       50,000        2,666

MULTI-INDUSTRY (6.5%)
General Electric Company.............................       98,000        6,670
Honeywell Inc. ......................................      114,000        7,659
Kansas City Southern Industries......................      171,900        5,920
Minnesota Mining & Manufacturing Company.............       20,000        1,850
                                                                        -------
                                                                         22,099
PAPER AND FOREST PRODUCTS (2.7%)
Champion International...............................       20,000        1,219
Georgia Pacific......................................       75,000        7,828
                                                                        -------
                                                                          9,047
PRINTING (0.8%)
Deluxe Corp..........................................       75,000        2,517

REAL ESTATE (0.2%)
*Nationwide Health Properties, Inc. .................       32,400          780

RUBBER, PLASTICS, AND RELATED PRODUCTS (0.9%)
Goodyear Tire & Rubber Co. ..........................       45,000        3,094

SCIENTIFIC - INSTRUMENTS (0.7%)
Millipore Corporation................................       45,000        2,211

SPECIALTY CHEMICALS (6.7%)
Ecolab, Inc..........................................      160,000        7,771
Monsanto Co..........................................      200,000        7,800
*Solutia Inc.........................................       42,000          840
Union Carbide Corporation ...........................      126,100        6,139
                                                                        -------
                                                                         22,550

5

SR&F Growth & Income Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.8%)
AT&T.................................................       30,222      $ 1,339
Bell Atlantic........................................       92,160        7,413
Lucent Technologies, Inc.............................        9,794          797
                                                                       --------
                                                                          9,549
TRANSPORTATION-RAIL (2.5%)
Burlington Northern Santa Fe.........................       87,000        8,406
                                                                       --------
TOTAL COMMON STOCKS (Cost $169,412)...............................      281,272
-------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
-------------------------------------------------------------------------------
NOTES (0.9%)
U.S. GOVERNMENT OBLIGATION (0.9%)
U.S. Treasury Note 7.125% 9/30/99
   (Cost $2,964).....................................     $ 3,000         3,074
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (16.0%)
COMMERCIAL PAPER (15.7%)
Associates Corp. of North America 6.400% 10/01/97....       15,410       15,410
CSX 5.730% 10/02/97..................................       15,000       14,998
Conagra Inc. 5.840% 10/02/97.........................       15,000       14,997
Goldman Sachs Group 5.750% 10/02/97..................        5,000        4,999
Louisiana Land & Exploration 6.600% 10/01/97.........        2,500        2,500
                                                                       --------
                                                                         52,904
U.S. GOVERNMENT OBLIGATION (0.3%)
+US Treasury Bill 5.080% 11/13/97....................        1,000          994
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $53,898)..........................................       53,898
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
(Cost $226,274)...................................................     $338,244
OTHER ASSETS, LESS LIABILITIES (-0.2%)............................         (499)
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $337,745
                                                                       ========
-------------------------------------------------------------------------------

* Non-income producing.
+ Security was pledged to cover margin requirements for open futures contracts.

Futures contracts which were open at September 30, 1997, were as follows:
                                                                      Unrealized
                           Number of       Contract                         Gain
Type                      Contracts          Value     Expiration     at 9/30/97
----                       ---------        -------     ---------      ---------
Standard & Poor's 500 Index (Long) 45      $21,476 December, 1997          $646

See accompanying notes to financial statements.

STEIN ROE ADVISOR GROWTH & INCOME FUND

BALANCE SHEET
SEPTEMBER 30, 1997
(All amounts in thousands, except per-share data)

ASSETS
Investment in SR&F Growth & Income Portfolio, at value                    $ 114
Cash                                                                         17
Other assets                                                                 16
                                                                          -----
     Total Assets                                                         $ 147
                                                                          =====
LIABILITIES
Payable to investment adviser and transfer agent                          $  20
Other liabilities                                                            13
                                                                          -----
     Total Liabilities                                                       33
                                                                          -----
CAPITAL
Paid-in capital                                                             100
Net unrealized appreciation of investments                                   20
Accumulated undistributed net realized losses on investments                 (6)
                                                                          -----
     TOTAL CAPITAL (NET ASSETS)                                             114
                                                                          -----
     TOTAL LIABILITIES AND CAPITAL                                        $ 147
                                                                          =====
SHARES OUTSTANDING (UNLIMITED NUMBER AUTHORIZED)                             10
                                                                          =====
NET ASSET VALUE (CAPITAL) PER SHARE                                       $11.36
                                                                          =====

See accompanying notes to financial statements.

STEIN ROE ADVISOR GROWTH & INCOME FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997(a)
(All amounts in thousands)
INVESTMENT INCOME
Dividends and interest allocated from SR&F Growth & Income Portfolio       $  1
                                                                           ----
EXPENSES
Amortization of organization expenses                                        20
Accounting fees                                                              16
Audit and legal fees                                                         12
Trustees fees                                                                 4
Printing and postage                                                          3
Other                                                                         3
                                                                           ----
                                                                             58
Reimbursement of expenses by investment adviser                             (57)
                                                                           ----
     Total Expenses                                                           1
                                                                           ----
     Net Investment Income                                                   --
                                                                           ----

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     AND FUTURES TRANSACTIONS
Net realized losses on investments and futures transactions
     allocated from SR&F Growth & Income Portfolio                           (6)
Net change in unrealized appreciation or depreciation of investments
     and futures transactions                                                20
                                                                           ----
     Net Gains on Investments                                                14
                                                                           ----
     Net Increase in Net Assets Resulting from Operations                  $ 14
                                                                           ====

(a) From commencement of operations on February 14, 1997.

See accompanying notes to financial statements.

STEIN ROE ADVISOR GROWTH & INCOME FUND

STATMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net investment income                                                      $ --
Net realized losses on investments and futures transactions                  (6)
Net change in unrealized appreciation or depreciation of investments
     and futures transactions                                                20
                                                                           ----
     Net Increase in Net Assets Resulting from Operations                    14
                                                                           ----
SHARE TRANSACTIONS
Subscriptions to fund shares (10 shares)                                    100
                                                                           ----
      Net Increase from Share Transactions                                  100
                                                                           ----
      Net Increase in Net Assets                                            114

TOTAL NET ASSETS
Beginning of Period                                                          --
                                                                           ----
End of Period                                                              $114
                                                                           ====

(a) From commencement of operations on February 14, 1997.

See accompanying notes to financial statements.

SR&F GROWTH & INCOME PORTFOLIO

BALANCE SHEET
SEPTEMBER 30, 1997
(All amounts in thousands)
ASSETS
Investments, at market value                                            $338,244
Receivable for investments sold                                            1,394
Dividends and interest receivable                                            460
Other assets                                                                   4
                                                                        --------
   Total Assets                                                          340,102
                                                                        --------
LIABILITIES
Payable for investments purchased                                          1,990
Payable to investment adviser                                                164
Variation margin payable                                                     163
Other liabilities                                                             40
                                                                        --------
   Total Liabilities                                                       2,357
                                                                        --------
Net Assets Applicable to Investors' Beneficial Interest                 $337,745
                                                                        ========

See accompanying notes to financial statements.

SR&F GROWTH & INCOME PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
INVESTMENT INCOME
Dividends                                                                $ 2,957
Interest                                                                   2,378
                                                                         -------
   Total Investment Income                                                 5,335
                                                                         -------
EXPENSES
Management fees                                                            1,192
Accounting fees                                                               21
Custodian fees                                                                21
Audit and legal fees                                                          18
Trustees fees                                                                 11
Other                                                                         24
                                                                         -------
   Total Expenses                                                          1,287
                                                                         -------
   Net Investment Income                                                   4,048
                                                                         -------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments                                          5,067
Net realized gains on futures transactions                                 4,708
Net change in unrealized appreciation or depreciation
       of investments and futures transactions                            38,203
                                                                         -------
       Net Gains on Investments and Futures Transactions                  47,978
                                                                         -------
Net Increase in Net Assets Resulting from Operations                     $52,026
                                                                         =======

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F GROWTH & INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997(a)
(All amounts in thousands)
OPERATIONS
Net investment income                                                 $   4,048
Net realized gains on investements and futures transactions               9,775
Net change in unrealized appreciation or depreciation of
         investments and futures transactions                            38,203
                                                                      ---------
        Net Increase in Net Assets Resulting
             from Operations                                             52,026
                                                                      ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                                           306,674
Withdrawals                                                             (20,955)
                                                                      ---------
   Net Increase from Transactions in Investors'
         Beneficial Interest                                            285,719
                                                                      ---------
   Net Increase in Net Assets                                           337,745

Total Net Assets
Beginning of Period                                                          --
                                                                      ---------
End of Period                                                         $ 337,745
                                                                      =========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


NOTE 1.  ORGANIZATION OF THE SR&F GROWTH & INCOME PORTFOLIO

The SR&F Growth & Income Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio commenced operations on February 3, 1997. At commencement, the Stein Roe Growth & Income Fund contributed $239,175 in securities and other assets. On February 14, 1997, Stein Roe Advisor Growth & Income Fund contributed cash of $100.
     The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At September 30, 1997, Stein Roe Growth & Income Fund and Stein Roe Advisor Growth & Income Fund owned 99.97 percent and .03 percent, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Stein Roe Advisor Growth & Income Fund (the "Fund"), a series of the Stein Roe Advisor Trust (a Massachusetts business trust) and the Portfolio. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATIONS
All securities are valued as of September 30, 1997. Securities are valued, depending on the security involved, at the last reported sales price, last bid or asked price, or the mean between last bid and asked price as of the close of the appropriate exchange or other designated time. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

FUTURES CONTRACTS
During the period ended September 30, 1997, the Portfolio entered into stock index futures contracts to either hedge against expected declines of its portfolio securities or as a temporary substitute for the purchase of individual stocks. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.

Upon entering into a futures contract, the Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.
     The Fund intends to utilize provisions of the federal income tax laws that allow the Fund to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1997, the Fund had a capital loss carryforward of $6, which expires in 2005.

DISTRIBUTION TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income at least quarterly, and any net realized capital gains annually. Shareholder distributions are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains. Permanent differences are reclassified to the appropriate capital account.

OTHER INFORMATION
Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
     Realized gains or losses from sales of securities are determined on the specific identified cost basis.
     All amounts, except per-share amounts, are shown in thousands.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for the Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fees for the Fund are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter.
     The administrative agreement for the Fund provides that the Adviser will reimburse the Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse the Fund to the extent that expenses exceed 1.40 percent of average daily net assets. This expense limitation expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice.
     The transfer agent fees were paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI entered into an agreement with Colonial Investors Service Center, Inc. (CISC), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund. Effective October 15, 1997, CISC replaced SSI as transfer agent for the Fund.
     The Adviser also provides certain fund accounting services. For the period ended September 30, 1997, the Fund and Portfolio incurred charges of $16 and $21, respectively.
     Certain officers and trustees of the Trusts are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and Portfolio for the period ended September 30, 1997, was $4 and $11, respectively. No remuneration was paid to any other trustee or officer of the Trusts.

NOTE 4. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended September 30, 1997.

NOTE 5. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales for the Portfolio (other than short-term obligations) for the period ended September 30, 1997, were $48,586 and $17,606, respectively.
     At September 30, 1997, the cost of investments in the Portfolio for federal income tax purposes and for financial reporting were $226,274 and $226,439, respectively. Unrealized appreciation and depreciation on a tax basis were $112,505 and $700, respectively.

NOTE 6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
     Annual fees under the Plans of up to .25 percent are computed annually as a percentage of average daily net assets.

FINANCIAL HIGHLIGHTS

STEIN ROE ADVISOR GROWTH & INCOME FUND

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                                Period
                                                                 Ended
                                                         September 30,
                                                              1997 (a)
NET ASSET VALUE, BEGINNING OF PERIOD                        $    10.00
                                                            ----------
INCOME FROM INVESTMENT OPERATIONS
        Net investment income                                     0.03
        Net realized and unrealized gains on investments          1.33
                                                            ----------
                Total from investment operations                  1.36
                                                            ----------
NET ASSET VALUE, END OF PERIOD                              $    11.36
                                                            ==========

Ratio of net expenses to average net assets (b)                   1.40%*
Ratio of net investment income to average net assets (c)          0.54%*
Total return                                                     13.60%
Net assets, end of period                                   $      114

* Annualized
(a) From commencement of operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 88.76 percent for the period ended September 30, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

SR&F GROWTH & INCOME PORTFOLIO
                                                                 Period
                                                                  Ended
                                                          September 30,
                                                               1997 (a)
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets             2.04%*
Ratio of net expenses to average net assets                      0.65*
Portfolio turnover rate                                             7%
Average commissions (per share)                               $0.0644

*  Annualized
(a) From commencement of operations on February 3, 1997.

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of:

Stein Roe Advisor Growth & Income Fund
SR&F Growth & Income Portfolio

We have audited the accompanying balance sheet of the Stein Roe Advisor Growth & Income Fund and the accompanying balance sheet, including the schedule of investments, of the SR&F Growth & Income Portfolio as of September 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Growth & Income Portfolio included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Advisor Growth & Income Fund and the SR&F Growth & Income Portfolio at September 30, 1997, the result of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Chicago, Illinois
November 24, 1997

Stein Roe Advisor Trust

TRUSTEES
Timothy K. Armour
President, Mutual Fund Division and Director,
   Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
   United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel,
   Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
   University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
Colonial Investors Service Center, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants



OFFICERS
Timothy K. Armour, President
William D. Andrews, Executive Vice President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief
   Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

                Liberty Financial Investments, Inc., distributor
                                Member SIPC 11/97